CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH PORTIONS ARE MARKED AS INDICATED WITH BRACKETS (“[****]”) BELOW
FIRST AMENDMENT TO SECOND-LIEN FINANCING AGREEMENT
AND CONSENT
    This FIRST AMENDMENT TO SECOND-LIEN FINANCING AGREEMENT AND CONSENT (this “Agreement”) is made and entered into as of October 28, 2022 (the “First Amendment Closing Date”) by and among the Borrower, the Guarantors (collectively with Borrower, the “Credit Parties”), and the Lender party hereto and Agent. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Financing Agreement (defined below).
WHEREAS, Elastic SPV, Ltd., EF SPV, Ltd., and EC SPV, Ltd. individually and collectively are the Borrower under that certain Second Lien Financing Agreement, dated as of August 8, 2022, among it and Park Cities Asset Management, LLC (“PCAM” or the “Agent”), PCAM Credit XIX, LLC (“Lender”; together with PCAM, the “PCAM Creditors”) and the other parties from time to time thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”);
WHEREAS, some or all of the Credit Parties are parties under the CC Facility, the FinWise Facility, the Elastic Facility, or the VPC Rise Facility, as well as the Pine Hill Facility; and
WHEREAS, Borrower has requested that Lender advance an additional $5,000,000 of funding under the Financing Agreement, which amount shall be added to the Obligations and subject to certain second priority liens in favor of the Agent and Lender (the “Additional Funding”).
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments. The Financing Agreement and the other Transaction Documents are amended as set forth below.
(a)Additional Funding.
(i)Section 1.1 is amended as follows:
A.The definition of “Maximum Commitment” is amended to change “$15,000,000” to “$20,000,000”.
B.The definition of “Prepayment Premium” is amended to change the reference to “([****]%)” in the last line of the proviso to such definition to “[****] percent ([****]%)”.
C.The following new defined terms are added to Section 1.1 in alphabetical order:

“First Amendment” means that certain First Amendment to Second-Lien Financing Agreement and Consent dated as of the First Amendment Closing Date.
“First Amendment Closing Date” shall have the meaning assigned to such term in the First Amendment.
“First Amendment Notes” shall have the meaning assigned in Section 2.1(b).
(ii)The ninth line of Section 2.1(a) is amended by changing the reference to “column three (3)” to “column four (4)”.
(iii)A new Section 2.1(b) is added as follows:
(b)    The Borrower has authorized the issuance to the Lenders on the First Amendment Closing Date of second lien secured term notes in the aggregate principal amount of $5,000,000 (the “First Amendment Closing Notes”). The First Amendment Closing Notes together with the Closing Notes constitute all the Notes as of the First Amendment Closing Date. The commitment of each Lender to fund its pro rata share of Notes issued by the Borrower as of the First Amendment Closing Date is set forth opposite such Lender’s name in column five (5) of Section 1 of the Schedule of Lenders attached hereto (such amount together with the amount set forth opposite each Lender’s name in column four (4) of Section 1 of the Schedule of Lenders constituting the Commitment of each Lender as of the First Amendment Closing Date reflected in column (3) of Section 1 of the Schedule of Lenders). Lender’s obligation to advance funds pursuant to the First Amendment Closing Notes shall be subject to the terms and conditions for the purchase and sale of Notes set forth in Section 2.1(a); provided at Lender’s election, Lender may waive any requirement(s) set forth therein related to the Notice of Purchase and Sale with respect to the First Amendment Notes.
(iv)The Schedule of Lenders is deleted in its entirety and replaced with the “Schedule of Lenders” attached as Exhibit A attached hereto.
(b)Amendment to Financial Covenants. Subject to the terms and conditions set forth herein (including the conditions contained in Section 3 hereof) and in reliance upon the representations, warranties, agreements, covenants and acknowledgments of the Credit Parties herein contained with retroactive effect as of August 31, 2022 and notwithstanding anything set forth in the Financing Agreement to the contrary, the Credit Parties and the Agent hereby agree as follows:
(i)With respect to each of EC SPV, Ltd. and EF SPV, Ltd., the Credit Parties shall not permit the Trailing Excess Spread (60% or greater APR) to be less than (x) [****] percent ([****]%) with respect to the period commencing August 31, 2022 and ending November 30, 2022 and (y) [****] percent ([****]%) with respect to the period commencing December 1, 2022 and ending December 31, 2022.
(ii)The Credit Parties shall not permit Corporate Cash to be less than [****] with respect to the period commencing September 1, 2022 and ending October 31, 2022; provided, that on and after November 1, 2022, the Credit Parties shall not permit Corporate Cash to be less than the amount required under the Financing Agreement.
(c)The amendments contained in this Section 1(b) are limited amendments and (x) shall not constitute nor be deemed to constitute a waiver of (1) any Default or Event of Default or (2) any term or condition of the Financing Agreement or any other Transaction Document, and (y) shall not constitute a custom or course of dealing among the parties hereto.

(d)Omnibus Amendment to Transaction Documents. The Transaction Documents are deemed to be amended as necessary to incorporate the First Amendment Closing Notes within the scope of the Obligations under and secured by Transaction Documents. Without limiting the generality of the foregoing:
(i)The obligations of each Guarantor shall include a guaranty of the obligation of Borrower with respect to the First Amendment Closing Notes; and
(ii)Any security interest, lien, or similar pledge granted for the benefit of Agent or Lenders under any Transaction Document shall apply to and secure the obligations of Borrower and Guarantors with respect to the First Amendment Closing Notes, subject in each case to the terms of the VPC Intercreditor Agreement and the Pine Hill Intercreditor Agreement, as applicable.
2.Consent to Amendments; Conditions Precedent.
(a)Consent. Subject to the terms and conditions herein set forth herein (including the conditions contained in Section 3 hereof) and in reliance upon the representations, warranties, agreements, covenants and acknowledgments of the Credit Parties herein contained, effective as of the date hereof, the Agent and Lender each hereby consents, to the extent required, any amendment to the any of the the CC Facility, the FinWise Facility, the Elastic Facility, the VPC Rise Facility or the Pine Hill Facility intended to give consent or to give effect to the terms of this Agreement, including the issuance of the Additional Funding pursuant to the First Amendment Closing Notes. The consent contained in this Section 2(a) is a limited consent and (x) shall not constitute nor be deemed to constitute a waiver of (i) any Default or Event of Default or (ii) any term or condition of the Financing Agreement or any other Transaction Document, and (y) shall not constitute a custom or course of dealing among the parties hereto.
(b)Conditions Precedent. This Agreement shall become effective upon the satisfaction in full of each of the following conditions:
(i)The execution and delivery of this Agreement by the Credit Parties, Lender and Agent;
(ii)The satisfaction of the additional conditions set forth in Schedule I attached hereto;
(iii)the representations and warranties of the Credit Parties contained herein and in the Financing Agreement shall be true and correct except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date; and
(iv)no Event of Default shall have occurred and be continuing or would result from the transaction contemplated hereby.
3.General Release. In consideration of the Agents’, Lenders’ and Holders’ agreements contained in this Agreement, each Credit Party hereby irrevocably releases and forever discharge the Lenders, the Holders and the Agents and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants, attorneys, managers, investment managers, partners, participants, members, principals and portfolio companies (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against any Agent, any Lender, any

Holder or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender, any Holder or any other Released Person relating to any Financing Agreement or any other Transaction Document on or prior to the date hereof.
4.Representations and Warranties of the Credit Parties. To induce each Agent to execute and deliver this Agreement, each Credit Party represents, warrants and covenants that:
(a)The execution, delivery and performance by each Credit Party of this Agreement and all documents and instruments delivered in connection herewith have been duly authorized by all necessary action required on its part, and this Agreement and all documents and instruments delivered in connection herewith are legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with its terms except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(b)Each of the representations and warranties set forth in the Transaction Documents is true and correct on and as of the date hereof as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Transaction Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof.
(c)Neither the execution, delivery and performance of this Agreement or the First Amendment Closing Notes nor the consummation of the transactions contemplated hereby or thereby does or shall (i) result in a violation of any such Credit Party’s certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other governing documents, or the terms of any Capital Stock or other Equity Interests of any such Credit Party; (ii) conflict with, or constitute a breach or default (or an event which, with notice or lapse of time or both, would become a breach or default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which any such Credit Party is a party, except where any applicable Credit Party has received any necessary consents or waivers to permit the execution, delivery and performance of this Agreement and the First Amendment Closing Notes; (iii) result in any “price reset” or other material change in or other modification to the terms of any Indebtedness, Equity Interests or other securities of any such Credit Party; or (iv) result in a violation of any law, rule, regulation, order, judgment or decree.
(d)No Event of Default has occurred or is continuing under this Agreement or any other Transaction Document.
5.Ratification of Liability.
(a)Each Credit Party, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such party grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, under the Transaction Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each Transaction Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Transaction Documents to which it is a party as security for the obligations under or with respect to the Financing Agreement, the Notes and the other Transaction Documents, and confirms and agrees that such liens and security interests hereafter secure all of the obligations under the Transaction Documents, including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Agreement or any Transaction Document. Each Credit Party further agrees and reaffirms that the Transaction Documents to which it is a party now apply to all obligations as modified hereby (including, without limitation, all additional obligations under the First Amendment Closing Notes and all additional obligations hereafter arising or incurred pursuant to or in connection with this Agreement or any Transaction Document). Each such party (a) further acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed or delivered in connection herewith, (b) consents to the terms and conditions of same, and (c) agrees and acknowledges that each of the Transaction Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender, any Holder or the Agent, nor constitute a waiver of any provision of any of the Transaction Documents nor constitute a novation of any of the obligations under the Transaction Documents.
6.Reference to and Effect Upon the Transaction Documents.
(a)Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Transaction Documents, and all rights of the Lenders, the Holders and the Agent and all of the obligations under the Transaction Documents, as amended hereby, shall remain in full force and effect. Each Credit Party hereby confirms that the Transaction Documents, as amended hereby are in full force and effect, and that no such Credit Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any Transaction Document or the Credit Parties’ obligations thereunder.
(b)Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement and any amendments, consents or waivers set forth herein shall not directly or indirectly: (i) create any obligation to make any further loans or to defer any enforcement action after the occurrence of any Event of Default; (ii) constitute a consent or waiver of any past, present or future violations of any Transaction Document; (iii) amend, modify or operate as a waiver of any provision of any Transaction Document or any right, power or remedy of any Lender, any Holder or any Agent or (iv) constitute a course of dealing or other basis for altering any obligations under the Transaction Documents or any other contract or instrument. Except as expressly set forth herein, each Lender, each Holder and Agent reserve all of their rights, powers, and remedies under the Transaction Documents and applicable law. All of the provisions of the Transaction Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived previously, are hereby reinstated.
(c)From and after the date hereof, (i) the term “Agreement” in of the Financing Agreement and all references to each of the Financing Agreement in any Transaction Document shall mean the Financing Agreement, as amended by this Agreement, and (ii) the term “Transaction Documents” defined in each of the Financing Agreement shall include, without limitation, this Agreement, the First Amendment Closing Notes, and any agreements, instruments and other documents executed or delivered in connection herewith.
7.Costs and Expenses. In addition to, and not in lieu of, the terms of the Transaction Documents relating to the reimbursement of the Lenders’ and the Agent’s fees and expenses, the Credit Parties shall reimburse each Lender, each Holder and each Agent, as the case may be, promptly on demand for all fees, costs, charges and expenses, including the fees, costs and expenses of counsel and other expenses incurred in connection with this Agreement.
8.Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement with respect to the

Credit Parties and the Financing Agreement shall be governed in accordance with Section 13.2 of the Financing Agreement, which such section is incorporated herein by reference.
9.No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
10.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures of the parties hereto transmitted by facsimile or by electronic media or similar means shall be deemed to be their original signature for all purposes.
11.Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; provided that if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.
12.Further Assurances. The parties hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
13.Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.
ELEVATE CREDIT, INC.

By:     /s/ Jason Harvison
Name:     Jason Harvison
Title:     Chief Executive Officer

RISE SPV, LLC, a Delaware limited liability company

By: Elevate Credit, Inc., a Delaware
Corporation, its Sole Member

By:     /s/ Jason Harvison
Name:     Jason Harvison
Title:     Chief Executive Officer

ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company

By:    Elevate Credit, Inc., as Sole Member

By:     /s/ Jason Harvison
Name:     Jason Harvison
Title:     Chief Executive Officer

ELASTIC FINANCIAL, LLC
ELEVATE DECISION SCIENCES, LLC
RISE CREDIT, LLC
FINANCIAL EDUCATION, LLC
EF FINANCIAL, LLC
EC FINANCIAL, LLC
EL SWELL, LLC
ELEVATE FINANCIAL RESOURCES, LLC
ELEVATE COLLECTIONS, LLC

    By: Elevate Credit, Inc., as Sole Member of each of the above-named entities

By:     /s/ Jason Harvison
Name:     Jason Harvison
Title:     Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.
RISE CREDIT SERVICE OF OHIO, LLC
RISE CREDIT SERVICE OF TEXAS, LLC

    By: RISE Credit, LLC, as Sole Member of each of the above-named entities

By: Elevate Credit, Inc., as its Sole Member

By:     /s/ Jason Harvison
Name:     Jason Harvison
Title:     Chief Executive Officer

RISE FINANCIAL, LLC
RISE CREDIT OF ALABAMA, LLC
RISE CREDIT OF CALIFORNIA, LLC
RISE CREDIT OF DELAWARE, LLC
RISE CREDIT OF GEORGIA, LLC
RISE CREDIT OF IDAHO, LLC
RISE CREDIT OF ILLINOIS, LLC
RISE CREDIT OF KANSAS, LLC
RISE CREDIT OF MISSISSIPPI, LLC
RISE CREDIT OF MISSOURI, LLC
RISE CREDIT OF NEW MEXICO, LLC
RISE CREDIT OF NORTH DAKOTA, LLC
RISE CREDIT OF SOUTH CAROLINA, LLC
RISE CREDIT OF TENNESSEE, LLC
RISE CREDIT OF TEXAS, LLC
RISE CREDIT OF UTAH, LLC
RISE CREDIT OF VIRGINIA, LLC
RISE CREDIT OF WISCONSIN, LLC

By: RISE SPV, LLC, as Sole Member of each of the above-named entities

By: Elevate Credit, Inc., as its Sole Member

By:     /s/ Jason Harvison
Name:     Jason Harvison
Title:     Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.
ELASTIC LOUISVILLE, LLC
ELEVATE ADMIN, LLC
ELASTIC MARKETING, LLC
By: Elastic Financial, LLC, as Sole Member of each of the above-named entities
By: Elevate Credit, Inc., as its Sole Member

By:     /s/ Jason Harvison
Name:     Jason Harvison
Title:     President

EF MARKETING, LLC

By: EF Financial, LLC, as Sole Member of the above-named entity
    By: Elevate Credit, Inc., as its Sole Member

By:     /s/ Jason Harvison
Name:     Jason Harvison
Title:     President

EC MARKETING, LLC

By: EC Financial, LLC, as Sole Member of the above-named entity
    By: Elevate Credit, Inc., as its Sole Member

By:     /s/ Jason Harvison
Name:     Jason Harvison
Title:     President

EL SWELL ADMIN, LLC

By: EL Swell, LLC, as Sole Member of the above-named entity
    By: Elevate Credit, Inc., as its Sole Member

By:     /s/ Jason Harvison
Name:     Jason Harvison
Title:     President

IN WITNESS WHEREOF, each party has caused its signature page to this Agreement to be duly executed as of the date first written above.

EF SPV, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands

By: /s/ Carrie Bunton
Name:     Carrie Bunton
Title:     Director

IN WITNESS WHEREOF, each party has caused its signature page to this Agreement to be duly executed as of the date first written above.

EC SPV, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands

By: /s/ Carrie Bunton
Name:     Carrie Bunton
Title:     Director

IN WITNESS WHEREOF, each party has caused its signature page to this Agreement to be duly executed as of the date first written above.

ELASTIC SPV, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands

By: /s/ Carrie Bunton
Name:     Carrie Bunton
Title:     Director

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.
AGENT:

PARK CITIES ASSET MANAGEMENT, LLC,
As a Subordinated Creditor

By: /s/ J. Andrew Thomas
Name:     J. Andrew Thomas
Title:     Manager

LENDER:

PCAM CREDIT XIX, LLC

By:     PARK CITIES LENDING CORP.
Its:     Sole Member

By: /s/ J. Andrew Thomas
Name:     J. Andrew Thomas
Title:     President

Schedule I

Additional Conditions Precedent

1.The Credit Parties shall have executed and/or delivered, or caused to be delivered, to the Agent, without duplication, each of the following document(s):
a.Secured Promissory Note issued to Lender in the original aggregate principal amount of $5,000,000
2.The Borrower shall pay to the Agent for the benefit of the Lenders, a fully earned non-refundable Commitment Fee based on the principal amount of the First Amendment Closing Notes by wire transfer of immediately available funds.
3.The Borrower shall pay to the Agent on the First Amendment Closing Date all legal and other fees incurred by Agent or Lenders, and other amounts due and owing under this Agreement and other Transaction Documents.
4.Each Credit Party shall have executed and delivered, or caused to be delivered, to Agent, a certificated, executed by the secretary (or other authorized officer) of such Person dated as of the First Amendment Closing Date as to the resolutions as adopted by such Person’s board of directors (or similar governing body) in a form reasonably acceptable to the Agent.
5.Evidence reasonably acceptable to Agent that each of the creditors under the VPC Intercreditor Agreement and the Pine Hill Intercreditor Agreement have provided consent to the Additional Funding under the First Amendment Closing Notes.

Exhibit A
Schedule of Lenders
(as of First Amendment Closing Date)

SCHEDULE OF LENDERS
Section 1

(1)	(2)	(3)	(4)	(5)	(6)
Lender	Address and E-mail Address	Commitment to Purchase Notes:	Commitment to Purchase Closing Notes at Closing:	Commitment to Purchase First Amendment Closing Notes at First Amendment Closing:	Legal Representative’s Address and E-mail Address
PCAM Credit XIX, LLC	Park Cities Asset Management, LLC 8214 Westchester Drive, Suite 910 Dallas, Texas 75225 Telephone: [****] Facsimile: [****] Attention: [****] Email: [****]	$20,000,000.00	$15,000,000.00	$5,000,000.00	Wick Phillips Gould & Martin LLP 3131 McKinney Avenue, Suite 500 Dallas, Texas 75204 Telephone: [****] Facsimile: [****] Attention: [****] Email: [****]